                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the persons whose signature appears below, being a member of the Board of Directors of The Good Guys, Inc. (the "Company"), hereby constitutes and appoints Robert A. Gunst and Dennis C. Carroll, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign on his behalf the Company's Annual Report on Form 10-K for its fiscal year ended September 30, 1997, and to execute any amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     This power of attorney may be executed in any number of counterparts.

DATED: November 18, 1997

                                        /s/ [SIG]
                                        ----------------------------------
                                        Robert A. Gunst

                                        /s/ [SIG]
                                        ----------------------------------
                                        Stanley R. Baker

                                        /s/ [SIG]
                                        ----------------------------------
                                        Russell M. Solomon

                                        /s/ [SIG]
                                        ----------------------------------
                                        W. Howard Lester

                                        /s/ [SIG]
                                        ----------------------------------
                                        John E. Martin

                                        /s/ [SIG]
                                        ----------------------------------
                                        Horst H. Schulze



                                      -1-